UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 16, 2017

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California		90245-5012
(Address of principal executive offices)		(Zip Code)

(310) 252-2000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5—Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2017, Mattel, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that the Company determined Kevin M. Farr, the Company’s Chief Financial Officer, will separate from the Company and, in order to ensure a smooth transition, it is planned that Mr. Farr will continue to serve as the Company’s Chief Financial Officer until such time as a successor had been named and successfully transitioned.

Mr. Farr is a participant in the Mattel, Inc. Executive Severance Plan, as amended (the “Severance Plan”). In connection with his upcoming separation from the Company, Mr. Farr entered into a letter agreement with the Company on August 16, 2017 (the “Letter Agreement”). The Letter Agreement provides that Mr. Farr’s separation is anticipated to be a Covered Termination (as defined in the Severance Plan), which would result in severance payments and benefits pursuant to the terms of the Severance Plan upon his separation from the Company. The foregoing summary of the Letter Agreement is qualified in its entirety by reference to the full text of the Letter Agreement included as Exhibit 10.1 hereto and by reference to the Severance Plan included as Exhibits 10.2 and 10.3 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Letter Agreement between Mattel, Inc. and Kevin M. Farr, dated August 16, 2017, regarding his separation from the Company

10.2	Mattel, Inc. Executive Severance Plan, effective June 30, 2009 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 2, 2009)

10.3	Amendment No. 1 to the Mattel, Inc. Executive Severance Plan (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on October 24, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2017	MATTEL, INC.

	By:	/s/ Robert Normile
	Name:	Robert Normile
	Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Letter Agreement between Mattel, Inc. and Kevin M. Farr, dated August 16, 2017, regarding his separation from the Company

10.2	Mattel, Inc. Executive Severance Plan, effective June 30, 2009 (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on July 2, 2009)

10.3	Amendment No. 1 to the Mattel, Inc. Executive Severance Plan (incorporated by reference to Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed on October 24, 2013)